                                                                     EXHIBIT 4.1




     SERIES A PREFERENCE SHARES                   SERIES A PREFERENCE SHARES

                  [RENAISSANCERE HOLDINGS LTD. CORPORATE LOGO]

       RHP


                           RENAISSANCERE HOLDINGS LTD.

INCORPORATED IN THE ISLANDS OF BERMUDA     Authorized 6,000,000 Series A Preference Shares     CINS G7496G202
     UNDER THE COMPANIES ACT 1981                  having a par value of US$1.00 each
  THIS CERTIFICATE IS TRANSFERABLE IN
  RIDGEFIELD PARK, NJ OR NEW YORK, NY


--------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT





is the registered holder of
--------------------------------------------------------------------------------

 FULLY PAID AND NON-ASSESSABLE SERIES A PREFERENCE SHARES OF PAR VALUE US$1.00
                                    EACH OF

                               PREFERENCE SHARES

                          RenaissanceRe Holdings Ltd.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereof to all of which the holder by acceptance hereof assents and shall be transferable in accordance therewith. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

           SECRETARY                            CHAIRMAN OF THE BOARD, PRESIDENT
                                                     AND CHIEF EXECUTIVE OFFICER

                           RENAISSANCERE HOLDINGS LTD.

     The Company will furnish without charge, to each shareholder who so requests, a copy of the provisions setting forth the designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof which the Company is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Company or to the Transfer Agent named on the face hereof.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -as tenants in common              UNIF GIFT MIN ACT- ____________ Custodian ____________
                                                                        (Cust)                 (Minor)

     TEN ENT   -as tenants by the entities                           under Uniform Gifts to Minors
                                                                     Act____________________
                                                                                 (State)
     JT TEN    -as joint tenants with
                right of survivorship and
                not as tenants in common

    Additional abbreviations may also be used though not in the above list.




      For value received, ______________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
      ______________________________________

      ______________________________________


      __________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING SIP CODE, OF
                                      ASSIGNEE)

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________
      shares

      represented by the within certificate, and do hereby irrevocably constitute and appoint

      __________________________________________________________________________
      Attorney

      to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

      Dated _______________________



                              X_________________________________________________
                                         The signature to this assignment must
                               NOTICE correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever


     Signature(s) Guaranteed:

      __________________________________________________________________________
      THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17a3-15.